CLASS B PROXY                                                              PROXY

                        SMITH'S FOOD & DRUG CENTERS, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        For Special Meeting of Stockholders to be Held September 8, 1997

     The undersigned hereby appoints Michael C. Frei and Matthew G. Tezak, or any of them, as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of Class B Common Stock held of record by the undersigned on July 18, 1997, at the Special Meeting of Stockholders to be held on September 8, 1997, at 10:00 a.m. local time, at the offices of Latham & Watkins, 633 West Fifth Street, 6th Floor, Los Angeles, California, or any adjournment or postponement thereof.

     1.   APPROVAL and ADOPTION of the Merger Agreement

                FOR [ ]           AGAINST [ ]           ABSTAIN [ ]

     2.   APPROVAL and ADOPTION of the 1997 Plan

                FOR [ ]           AGAINST [ ]           ABSTAIN [ ]

     3.   APPROVAL and ADOPTION of the Directors' Plan

                FOR [ ]           AGAINST [ ]           ABSTAIN [ ]

     4. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or any adjournment or postponement thereof.

     If your address differs from that appearing hereon, please advise the Company's transfer agent and registrar, American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005, Attn: Issac Kagan, of your correct address.

             THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED.

     The undersigned hereby acknowledges receipt of a copy of the Joint Proxy Statement/ Prospectus relating to the Special Meeting of Stockholders to be held September 8, 1997.

   MARK HERE FOR ADDRESS     MARK HERE IF YOU PLAN
   CHANGE AND NOTE BELOW     TO ATTEND THE MEETING
           [ ]                        [ ]


                                        ________________________________________
                                                      (Signature)



                                        ________________________________________
                                               (Signature if held jointly)



                                        ________________________________________
                                                         (Date)

                                        (Please sign exactly as your name
                                        appears hereon. If stock is registered
                                        in more than one name, each holder
                                        should sign. When signing as an
                                        attorney, administrator, executor,
                                        guardian or trustee, please add your
                                        title as such. If executed by a
                                        corporation or other entity, the proxy
                                        should be signed by a duly authorized
                                        officer or other representative.)
                                        PLEASE SIGN, DATE AND PROMPTLY RETURN
                                        THIS PROXY IN THE ENCLOSED ENVELOPE. NO
                                        POSTAGE IS REQUIRED IF MAILED IN THE
                                        UNITED STATES.